Exhibit 10.2

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT is made as of the 20th day of April, 2005.

BETWEEN:

R. MICHAEL STUNDEN of 404-2490 W. 2nd Ave., Vancouver, BC V6K 1J6

(the "Lender")

AND:

PROJECT ROMANIA INC., of 404-2490 W. 2nd Ave., Vancouver, BC V6K 1J6

(the "Borrower")

WHEREAS the Lender is a principal shareholder of the Borrower;

AND WHEREAS the parties entered into a loan agreement dated November 1, 2003 (the “Original Loan Agreement”) respecting money advanced and loaned by the Company by the Lender;

AND WHEREAS the parties wish to amend the Original Loan Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the parties hereto each to the other), the parties agree as follows:

ARTICLE 1
AMENDMENT

1.1

The Original Loan Agreement is amended by

(a)

deleting the words “May 1, 2005” in Section 2.02 of the Original Loan Agreement and replacing them with “May 1, 2007;” and

(b)

deleting Section 2.03 of the Original Loan Agreement in its entirety.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

PROJECT ROMANIA INC.

by its authorized signatory

/s/ R. Michael Stunden

/s/ R. Michael Stunden

R. MICHAEL STUNDEN